UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

ONCOSEC MEDICAL INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street

Pennington, NJ 08534

EXPLANATORY NOTE

On July 12, 2019 (the “Original Filing Date”), OncoSec Medical Incorporated (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) and the related Proxy Card (the “Original Proxy Card”) with the Securities and Exchange Commission (the “SEC”) for the Company’s 2019 Special Meeting of Stockholders, held virtually at 10:00 a.m. on August 22, 2019 (the “Special Meeting”). On August 22, 2019, the Special Meeting was called to order and the stockholders then adjourned the Special Meeting to 10:00 a.m. on September 5, 2019, to be held virtually.

This amendment to the Original Proxy Statement (the “Amendment No. 1”) and amended Original Proxy Card (the “Amended Proxy Card”) are being filed to inform the Company’s stockholders that the Special Meeting has been adjourned to 10:00 a.m. on September 5, 2019, and that Proposal 1 of the Original Proxy Statement is hereby amended to change the proposed increase in common stock authorized for issuance from 29,000,000 shares to 10,000,000 shares, bringing the total number of authorized shares of common stock to 26,000,000 shares. The Special Meeting will still be held virtually.

References in the Original Proxy Statement to the originally-proposed increase by 29,000,000 shares of the Company’s common stock to bring the total authorized shares of the Company’s common stock to 45,000,000 shares (the “Originally-Proposed Share Amounts”) are hereby deleted in their entirety and the Originally-Proposed Share Amounts are hereby replaced with an increase by 10,000,000 shares of the Company’s common stock to bring the total authorized shares of the Company’s common stock to 26,000,000 shares. These changes are reflected in the relevant amended sections of the Original Proxy Statement and Original Proxy Card attached hereto as Exhibit A for your convenience.

Except as specifically discussed herein, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Original Proxy Statement. In addition, this Amendment No. 1 does not reflect events occurring after the Original Filing Date or modify or update disclosures that may have been affected by subsequent events.

If you have already voted and do not wish to change your votes for the proposals, you do not need to do anything. Your votes on these matters will be tabulated as you previously instructed.

If you are a stockholder of record, you may supplement your vote, or change your vote and revoke your proxy by (i) delivering written notice to our Secretary, Sara Bonstein, at the Company’s address above, (ii) submitting a later dated proxy card (attached hereto), (iii) voting again via the Internet as described on your proxy card, or (iv) attending the Special Meeting and voting virtually. If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

Capitalized terms used but not otherwise defined in this Amendment No. 1 have the meanings ascribed to them in the Original Proxy Statement. This Amendment No. 1 should be read together with the Original Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Adjourned Special Meeting of Stockholders to Be Held at 10:00 a.m. on September 5, 2019:

This Amendment No. 1, the Amended Proxy Card, the Notice of the 2019 Special Meeting of Stockholders, the Original Proxy Statement, the Original Proxy Card and our Annual Report on Form 10-K for the fiscal year ended July 31, 2018 are available at https://ir.oncosec.com/.

EXHIBIT A

MODIFIED PAGES

ONCOSEC MEDICAL INCORPORATED

24 N. Main Street

Pennington, NJ 08534

To the Stockholders of OncoSec Medical Incorporated:

You are cordially invited to attend a special meeting of the stockholders of OncoSec Medical Incorporated, to be held virtually on August 22, 2019, at 10:00 a.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/ONCS2019SM, where you will be able to listen to the meeting live, submit questions and vote online.

The Notice of Special Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter. At the Special Meeting, the stockholders will be asked to (i) approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 26,000,000; (ii) approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and (iii) transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

In accordance with the rules and regulations of the Securities and Exchange Commission, beginning on or about July 12, 2019, we are mailing a full set of our proxy materials to all of our stockholders of record and beneficial owners as of the record date.

Your vote is very important to us. Whether or not you attend the meeting, it is important that your shares be represented and voted at the meeting. As an alternative to voting at the Special Meeting, you may vote via the Internet, by telephone, or by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Special Meeting.

The Board of Directors and management look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

July 12, 2019

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534
(855) 662-6732

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of OncoSec Medical Incorporated:

The Special Meeting of stockholders of OncoSec Medical Incorporated (the “Company,” “OncoSec,” “we,” “us” or “our”) will be held virtually on August 22, 2019 at 10:00 a.m., Eastern Time, for the following purposes, which are further described in the accompanying proxy statement (the “Proxy Statement”):

(1) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 26,000,000;

(2) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and

(3) to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

Only stockholders of record at the close of business on June 26, 2019 are entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof. On or about July 12, 2019, we expect to send our stockholders this Notice of Special Meeting of Stockholders and the accompanying Proxy Statement and materials. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/ONCS2019SM, where you will be able to listen to the meeting live, submit questions and vote online. Whether or not you expect to attend the special meeting, please vote as promptly as possible by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you receive in the mail.

By order of the Board of Directors,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON AUGUST 22, 2019: THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

Pennington, NJ

July 12, 2019

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534
(855) 662-6732

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of OncoSec Medical Incorporated, a Nevada corporation (the “Company,” “OncoSec,” “we,” “us” or “our”), for use at our special meeting of stockholders (the “Special Meeting”) to be held virtually on August 22, 2019, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. Stockholders are being asked to vote at the Special Meeting on the following proposals: (1) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 26,000,000; (2) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and (3) to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

This Proxy Statement summarizes the information you need to know in order to vote on these proposals in an informed manner.

Delivery of Proxy Materials

Your vote is very important. Accordingly, beginning on or about July 12, 2019, we are mailing a full set of our proxy materials to all of our stockholders of record and beneficial owners as of the Record Date.

QUESTIONS AND ANSWERS

Q:	What is the purpose of the Special Meeting?

A.	At the Special Meeting, our stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement, including the following proposals: (1) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 26,000,000; (2) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; and (3) to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Q:	How will my shares be voted if I vote by proxy?

A.	Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 16,000,000 to 26,000,000, and (ii) “FOR” the approval of an amendment to our Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock. Presently, our Board of Directors does not know of any other matter that may come before the Special Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Special Meeting.

Q:	How are votes counted?

A.	Before the Special Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the Special Meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Special Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Special Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange, which govern voting matters at the Special Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The approval of an amendment to our Articles of Incorporation to increase our authorized common stock from 16,000,000 to 26,000,000 shares is considered to be a “routine” matter. Brokers that hold your shares therefore have discretionary authority to vote your shares on this matter unless they receive instructions from you on those matters.

Q:	What vote is required to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 26,000,000?

A.	The affirmative vote of a majority of the common shares outstanding is required to approve the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 16,000,000 to 26,000,000. The effect of an abstention or a broker non-vote, if any, is the same as that of a vote against the proposal, as this is a “routine” matter (see “How are Votes Counted?” above).

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION to increase the number of authorized shares of common stock from 16,000,000 to 26,000,000

General

Our Articles of Incorporation currently authorize us to issue 16,000,000 shares of common stock, par value $0.0001 per share. Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Articles (the “Amendment”) to increase the number of shares of common stock authorized for issuance by 10,000,000 shares, bringing the total number of authorized shares of common stock to 26,000,000 shares.

If the Amendment is approved by our stockholders, we intend to file the Amendment with the Secretary of State of Nevada, substantially in the form of Appendix A hereto, with the Secretary of State of Nevada as soon as practicable following the approval.

The Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the Amendment would have rights identical to the currently outstanding common stock of the Company. Our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

The Board of Directors has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment.

Reasons for Increase

The Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as a strategic acquisition opportunity or equity offering, promptly as they arise. The Board of Directors believes that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as strategic acquisitions or future equity offerings.

All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with issuances to raise capital, effect acquisitions or stock-based employee benefit plans), without further vote of the stockholders, except as required under applicable law or the Nasdaq Marketplace Rules. There are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized common stock except for issuances in the ordinary course of business. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the Nasdaq Marketplace Rules.

The Board of Directors recommends that you vote “FOR” approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 16,000,000 to 26,000,000.

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

ONCOSEC MEDICAL INCORPORATED

(Pursuant to NRS 78.385 and 78.390)

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is OncoSec Medical Incorporated (the “Corporation”).

SECOND:	That the directors of the Corporation unanimously adopted a resolution on August 22, 2019 which resolution approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:	That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Article 3 of the Corporation’s articles of incorporation is amended to read in full as follows:

3. Shares:

The Corporation is authorized to issue 2 classes of stock designated, respectively, “Common Stock” and “Preferred Stock.” The number of shares of Common Stock this Corporation is authorized to issue is 26,000,000 (par value per share equal to $0.0001), and the number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 (par value per share equal to $0.0001).

The following is a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class of shares of the capital stock of the Corporation and the holders thereof.

A. COMMON STOCK

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, preferences, privileges and restrictions of the holders of the Preferred Stock, if any, as determined by the Board of Directors pursuant to Subsection (B) below with respect to any series of Preferred Stock.

2. Voting. The holders of the Common Stock are entitled to 1 vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on the prescription, issuance or reissuance of any series of Preferred Stock by the Corporation pursuant to Subsection (B) below, whether pursuant to an amendment to the articles of incorporation, the filing of a certificate of designation, or otherwise, or on any amendment to the articles of incorporation, or any certificate of designation, that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to the articles of incorporation, a certificate of designation, applicable law or otherwise.

3. Authorization of Additional Shares. The Corporation shall from time to time take all necessary action to amend the articles of incorporation to increase the authorized number of the shares of its Common Stock, to the minimum extent indicated, if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit the conversion of any Preferred Stock or the exercise of options for Common Stock granted by the Corporation. No stockholder shall be entitled to vote with regard to, and no vote of stockholders shall be required with regard to, any amendment of the articles of incorporation adopted pursuant to the preceding sentence.

A-1

B. PREFERRED STOCK

1. Issuance and Reissuance. Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such rights, privileges, preferences and restrictions as stated or expressed in the resolution prescribing such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock.

2. Blank Check Preferred Stock. Authority is hereby expressly granted to the Board of Directors from time to time to prescribe one or more series of Preferred Stock, and in connection with the prescription of any such series, by resolution to designate and to fix the number of shares of any such series and to determine and fix such voting powers, full or limited, or no voting powers, and such other rights, privileges, preferences, designations, limitations and restrictions of any wholly unissued series, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution, all to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes or any successor thereto. Upon the Board of Directors’ prescription of any such series of Preferred Stock, an officer of the Corporation must file a certificate of designation to establish such series of Preferred Stock as provided by law. Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then in existence, the resolution prescribing any series of Preferred Stock may provide that particular rights or preferences of such series shall be superior to or rank equally with or be junior to the corresponding rights or preferences of any other series of Preferred Stock to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes or any successor thereto. The Board of Directors, within any limits stated in the resolution of the Board of Directors originally prescribing the number of shares constituting any series of Preferred Stock, may increase or decrease (but not below the number of shares of such series then outstanding) the number of authorized shares of such series subsequent to the issue of shares of that series; if such increase or decrease is the only amendment being effected, no stockholder shall be entitled to vote with regard to, and no vote of stockholders (of any class and/or series) shall be required with regard to, any amendment of certificate of designation approved pursuant to this sentence.

IN WITNESS WHEREOF, this Certificate of Amendment to the Articles of Incorporation of OncoSec Medical Incorporated, is executed as of September [__], 2019.

Daniel J. O’Connor
Chief Executive Officer and President

A-2

ONCOSEC IMMUNOTHERAPIES

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ONCS2019SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84317-S88301

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ONCOSEC MEDICAL INCORPORATED

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E84318-S88301

ONCOSEC MEDICAL INCORPORATED
Special Meeting of Stockholders
Virtually on September 5, 2019 at 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Daniel J. O'Connor, President, Chief Executive Officer and a Director of OncoSec Medical Incorporated, and Sara M. Bonstein, Chief Financial Officer, Chief Operating Officer and Corporate Secretary of OncoSec Medical Incorporated, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ONCOSEC MEDICAL INCORPORATED that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held virtually on September 5, 2019 at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Address Changes/Comments: ____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side